CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-4

Section 7.3 Indenture                           Distribution Date:     1/18/2005
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(i)     Amount of Net Swap Payment                                          0.00
        Amount of Net Swap Receipt                                  1,845,405.33

(ii)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

(iii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest                                3,850,000.00
               Class B Note Interest                                  183,954.17
               Class C Note Interest                                  280,712.50
                       Total                                        4,314,666.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest                                     4.58333
               Class B Note Interest                                     2.62792
               Class C Note Interest                                     3.11903

(iv)    Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        840,000,000
               Class B Note Principal Balance                         70,000,000
               Class C Note Principal Balance                         90,000,000

(v)     Amount on deposit in Owner Trust Spread Account            10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                 10,000,000.00


                                                 By:
                                                    ----------------------------
                                                    Name:   Patricia M. Garvey
                                                    Title:  Vice President

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